[SEAL]                         -------------------
DEAN HELLER                        Articles of                  FILED# C 4013-00
Secretary of State                Incorporation        Official Use Only
                               (PURSUANT TO NRS 78                  FEB 14 2000
                               -------------------

101 North Carson Street, Suite 3
Carson City, Nevada  89701-4786                         IN THE OFFICE OF
(775) 684 5708                                          /s/ Dean Heller
                                                  DEAN HELLER SECRETARY OF STATE

Important:  Read attached instructions before completing form.
------------------------------------------------------------------------------------------------------------------
1. Name of Corporation              Yellowave Corporation
                                    ------------------------------------------------------------------------------


2. Resident Agent Name              Nevada Business Services
   and Street Address:              ------------------------------------------------------------------------------
  (must be a Nevada address         Name  675 Fairview Dr., Suite 246 Carson City  NEVADA  89701
   where process may be served      ------------------------------------------------------------------------------
                                    Street Address                        City           Zip Code


3. Shares:
  (No. of shares corporation        Number of shares                                 Number of shares
   authorized to issue)             with par value:  5,000,000   Par Value:  .10     without par value:
                                                   ------------            -------                     ------
                                    ------------------------------------------------------------------------------


4. Governing Board:
  (Check one)                       Shall be styled as  [x]  Directors or  [ ] Trustees
                                    ------------------------------------------------------------------------------

   Names, Addresses,                The First Board of Directors/Trustees shall consist of 2 members whose
   Number of Board of               names and addresses are as follows:
   Directors/Trustees:
                                    Laura Ballegeer #505                      Ron Oren
                                    -------------------------------------     ------------------------------------
                                    Name                                      Name

                                    11777 San Vicente Blvd  LA, CA  90049     11777 San Vicente Blvd LA, CA  90049
                                    -------------------------------------     ------------------------------------
                                    Address              City, State, Zip     Address             City, State, Zip

                                    ------------------------------------------------------------------------------


5. Purpose:                         The purpose of this Corporation shall be:  to conduct any lawful
  (Optional-See Instructions)       business in Nevada or throughout the world.
                                    ------------------------------------------------------------------------------


6. Other Matters:
  (See Instructions)                Number of additional pages attached:
                                                                        -----
                                    ------------------------------------------------------------------------------


7. Names, Addresses                 Laura Balleger #505                      Ron Oren #505
   and Signatures of                -------------------------------------     ------------------------------------
   Incorporators:                   Name                                      Name
  (Signatures must be notarized)
   Attach additional pages if       11777 San Vicente Blvd  LA, CA  90049     11777 San Vicente Blvd LA, CA  90049
   there are more than 2            -------------------------------------     ------------------------------------
   incorporators.                   Address              City, State, Zip     Address             City, State, Zip

                                    /s/ Laura Balleger                       /s/ Ron Oren
                                    -------------------------------------     ------------------------------------
                                    Signature                                 Signature

   Notary:                          This instrument was acknowledged before me on
                                    February 10, 2000 by                      February 10, 2000 by
                                    Laura Ballegeer                           Ron Oren
                                    -------------------------------------     ------------------------------------
                                    Name of person                            Name of person

                                    As incorporator                           As incorporator
                                    of Yellowave Corp.                        of Yellowave Corp.
                                       ----------------------------------        ----------------------------------
                                   (Name of party on behalf of whom           (Name of party on behalf of whom
                                    instrument executed)                       instrument executed)


                                    /s/ Sheryl A. Quay                        /s/ Sheryl A. Quay
                                    -------------------------------------     ------------------------------------
                                          Notary Public Signature                    Notary Public Signature

                                    -----------------------------------       -----------------------------------
                                            Sheryl A. Quay                            Sheryl A. Quay
                                    [SEAL]  Comm. #1133888                    [SEAL]  Comm. #1133888
                                            NOTARY PUBLIC OF CALIFORNIA               NOTARY PUBLIC OF CALIFORNIA
                                            LOS ANGELES COUNTY                        LOS ANGELES COUNTY
                                            Comm. Exp. April 14, 2001                 Comm. Exp. April 14, 2001
                                    -----------------------------------       -----------------------------------

                                    ------------------------------------------------------------------------------
8. Certificate of                   I, Nevada Business Services hereby accept appointment as Resident Agent
Acceptance of                       for the above named corporation.
Appointment of
Resident Agent:                     /s/ MaryAnn Dickens                                 2/14/00
                                    -------------------------------------     ------------------------------------
                                    Signature of Resident Agent               Date
                                    ------------------------------------------------------------------------------

This form must be accompanied by appropriate fees. See attached fee schedule.
                                Nevada Secretary of Form CORPART[ILLEGIBLE]
                                                          Revised on: 02/12/98

                              SECRETARY OF STATE
                                    [SEAL]
                                STATE OF NEVADA

                               CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that YELLOWAVE CORPORATION did on February 14, 2000 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                                    IN WITNESS WHEREOF, I have hereunto set my
                                    hand and affixed the Great Seal of State, at
                                    my office, in Carson City, Nevada, on
                                    February 15, 2000.
[SEAL]
                                       /s/ Dean Heller
                                       Secretary of State

                                    By /s/ Patricia [Illegible]
                                        Certification Clerk

                              ARTICLES OF MERGER

NO.

         These Articles of Merger, adopted pursuant to Nevada Corporation Law, NRS Chapter 92A, wherein Yellowave Corporation, (old) and Yellowave Corporation,
(new) have adopted a Plan of Merger whereby Yellowave Corporation, (new) shall be the surviving corporation.

                                   Article I.

         Yellowave Corporation, (old) is a corporation duly organized and existing under the laws of the State of New York. Yellowave Corporation (new) is a corporation duly organized and existing under the laws of the State of Nevada

         Yellowave Corporation, (new) shall be the surviving corporation and shall succeed to all the rights, privileges, immunities, franchised, debts, liabilities obligations and power of Yellowave Corporation, (old) and shall continue to be subject to all the duties and liabilities of a corporation organized under the Corporation Law of the State of Nevada

                                  Article II.

         The Plan of Merger was approved by the Shareholder of the Parties hereto as hereafter described:

         The Plan of Merger was adopted by Yellowave Corporation, (old), in accordance with the Corporation Law of the State of New York, as follows:

Total shares         Voting For The         Against         Percent in
Outstanding            Merger                                 Favor
 2,827,486            1,889,775             24,350            66.8%

The shareholders approved this action on June 7. 2000.

The plan of Merger was adopted by Yellowave Corporation, (new), in accordance with the Corporation Law of the State of Nevada, as follows:

Total shares         Voting For The         Against         Per Cent in
Outstanding             Merger                                 Favor
    10                   10                    0                100%

                               Articles of Merger

         The Shareholders approved this action on June 1, 2000.

         Therefore the Plan of Merger was adopted by both Corporations.

                                  Article III.

         Prior to the merger, Yellowave Corporation, (new), shared consisted of 5,000,000 shared of common voting stock, of $.10 par value authorized, 10 shares were issued and outstanding. These shares shall be converted into and become as a matter of law and without any actions on the part of the holder thereof, 10 shares of the surviving Nevada Corporation- Yellowave Corporation

         Prior to the merger, Yellowave Corporation, (old), shares consisted of 15,000,000 shares of common voting stock, of $0.03 par value, with 2,827,486 shares issued and outstanding. These shares shall be converted into and become as a matter of law and without any action on the part of the holder thereof 2,827,486 shares of Yellowave Corporation a Nevada Corporation and each former stockholder of record of the Yellowave Corporation, (old)shall receive the same number as they previously owned.

         Therefore, the merger shall result in 2,827,496 shares issued and outstanding of common voting stock of $.10 par value, with 5,000,000 shares authorized.

                                   Article IV.

         The entire Agreement and Plan of Merger shall be held on file with the Resident Agent for Yellowave Corporation At 675 Fairview Drive, Suite 246, Carson City, Nevada 89701 and at the Corporate Office as 11777 San Vicente Blvd., Suite. 505, Los Angeles, CA 90049.

                               Articles of Merger
                                   Page 2 of 3

         WE THE UNDERSIGNED, have executed this document on behalf of each Corporation, as its duly authorized representatives, pursuant to the Corporate Laws of its respective place of incorporation and in accordance with its constituent documents.

         Yellowave Corporation                    Yellowave Corporation
         (A NEW YORK CORPORATION)                 (A NEVADA CORPORATION)



         /s/ Richard Arons                        /s/ Ron Oren
         -------------------                      -------------------
         Richard Arons                            Ron Oren
         PRESIDENT                                PRESIDENT




         /s/ Laura Ballegeer                      /s/ Laura Ballegeer
         -------------------                      -------------------
         Laura Ballegeer                          Laura Ballegeer
         SECRETARY                                SECRETARY

         STATE OF CALIFORNIA

         COUNTY OF LOS ANGELES

         This instrument was acknowledged before me on June 8, 2000 by Richard Arons, as President and Laura Ballegeer as Secretary of Yellowave Corporation., Inc., a New York Corporation; and Ron Oren as President and Laura Ballegeer as Secretary of Yellowave Corporation, a Nevada Corporation, on behalf of said corporations.

[SEAL]
ELONA F. MASCAL                                    /s/ E.F. Mascal
COMM. #1218897                                     ----------------------
Notary Public California
LOS ANGELES COUNTY
My Comm. Exp. May 18, 2003

                               Articles of Merger
                                   page 3 of 3

                         DECLARATION OF LAURA BALLEGEER

I, Laura Ballegeer, declare under penalty of perjury of the Laws of the State of California as follows:

1.       I am Secretary of Yellowave Corporation, a New York corporation.

2. I attended the meeting of Shareholders of Yellowave Corporation, a New York corporation on June 7, 2000.

3. At the Shareholder meeting of June 7, 2000 I was both Secretary and the Inspector of Elections.

4. The plan of Merger was adopted in accordance with the Laws of the State of New York.

5. The plan was adopted by 66.8% of the issued and outstanding shares and by over 98% of those shareholders voting.

6. The approval margins constitute acceptance of the plan of Merger under the Laws of State of New York

 Executed this 22nd day of June, 2000 at Los Angeles, California.

                                         /s/ Laura Ballegeer
                                         -------------------
                                         Laura Ballegeer

 This declaration was acknowledged by Laura Ballegeer, Secretary of Yellowave Corporation, a New York corporation and Secretary of Yellowave Corporation, a Nevada corporation.

State of California
County of Los Angeles
June 22, 2000
/s/ [ILLEGIBLE]

[SEAL]
Sheryl A. Quay
COMM. #1133888
NOTARY PUBLIC CALIFORNIA
LOS ANGELES COUNTY
Comm. Exp. April 14. 2001

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                             YELLOWAVE CORPORATION

         We, the undersigned, Ron Oren, President and Laura Ballegeer, Secretary of Yellowave Corporation, do hereby certify:

         That the Board of Directors of said corporation at a meeting duly convened, held on the 14th day of July, 2000, adopted a resolution to amend the original Articles as follows:

         Article 3 shall be amended to read as follows:

                  The corporation is authorized to issue one class of shares; designated "common shares," having a total of 50,000,000 shares with a par value of $0.03 per share.

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Article of Incorporation is 2,827,496; that said change and amendment have been consented to and approved by a majority vote of the stockholders holding a majority of the stock outstanding and entitled to vote thereon.

/s/ Ron Oren
-------------------
Ron Oren, President

/s/ Laura Ballegeer
--------------------------
Laura Ballegeer, Secretary


STATE OF CALIFORNIA  )
                     )
COUNTY OF LOS ANGELES)

         This Instrument was acknowledged before me on this 14 day of July, 2000, by Ron Oren, President of Yellowave Corporation.


                                            /s/ Mary Swor, Notary Public
                                            ----------------------------------
                                            Notary Public, State of California
                                            My Commission expires: 12-4-2001

Subscribed and sworn to before me. 7-14-00  [SEAL]
                                            MARY SWOR
                                            Commission #1163857
                                            Notary Public-CALIFORNIA
                                            Los Angeles County
                                            My Comm. Expires Dec 4, 2001

STATE OF CALIFORNIA  )
                     )
COUNTY OF LOS ANGELES)

         This Instrument was acknowledged before me on this 14th day of July, 2000, by Laura Ballegeer, Secretary of Yellowave Corporation.

                                            /s/ Mary Swor, Notary Public
                                            ----------------------------------
                                            Notary Public, State of California
                                            My Commission expires: 12-4-2001

[SEAL]                                      Subscribed and sworn to before me.
MARY SWOR
Commission #1163857
Notary Public-CALIFORNIA
Los Angeles County
My Comm. Expires Dec 4, 2001